GMAC RFC
Residential Funding Securities
A GMAC Company
as Underwriter

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    Preliminary RFMSI 2001-S16
                   Preliminary Collateral Profile
           All Detail is Approximate
                                                                                                 RFMSI Guide

         Total Pool                                                                              Exceptions

                 FICO
    ---------------------------------------------------------------------------------------------------------------
    LTV          <620    >=620 <640 >=640 <660  >=660 <680 >=680 <720 >=720 <740    >740       Total     WA FICO
    ---------------------------------------------------------------------------------------------------------------
    91 - 95        0.00%      0.00%       0.00%      0.00%      0.00%      0.00%      0.18%       0.18%    750.0
    81 - 90        0.00%      0.00%       0.32%      0.18%      0.72%      0.21%      0.25%       1.67%    707.7
    76 - 80        0.00%      0.20%       1.00%      0.99%      3.49%      4.52%     12.83%      23.02%    740.9
    71 - 75        0.00%      0.20%       1.49%      1.05%      2.27%      3.77%      8.38%      17.16%    731.7
    66 - 70        0.00%      0.00%       0.23%      0.54%      2.35%      2.63%      4.46%      10.20%    736.9
    61 - 65        0.00%      0.58%       0.59%      1.39%      1.12%      1.63%      5.25%      10.56%    730.7
    <=60           0.00%      0.02%       0.20%      0.67%      6.22%      6.49%     23.59%      37.20%    751.4
    -------------------------------------------------------------------------------------------------------------
        Total      0.00%      0.99%       3.84%      4.81%     16.17%     19.25%     54.94%     100.00%    741.2
    -------------------------------------------------------------------------------------------------------------


        Full/Alt Doc Loans Only

                 FICO
    ---------------------------------------------------------------------------------------------------------------
    LTV          <620    >=620 <640 >=640 <660  >=660 <680 >=680 <720 >=720 <740    >740       Total     WA FICO
    ---------------------------------------------------------------------------------------------------------------
    91 - 95        0.00%      0.00%       0.00%      0.00%      0.00%      0.00%      0.18%       0.18%    750.0
    81 - 90        0.00%      0.00%       0.32%      0.18%      0.72%      0.21%      0.25%       1.67%    707.7
    76 - 80        0.00%      0.20%       1.00%      0.99%      3.49%      4.52%     12.20%      22.40%    740.0
    71 - 75        0.00%      0.20%       1.49%      1.05%      2.07%      3.77%      7.37%      15.95%    730.4
    66 - 70        0.00%      0.00%       0.23%      0.54%      1.84%      2.39%      4.08%       9.08%    738.5
    61 - 65        0.00%      0.58%       0.59%      1.17%      0.92%      1.38%      4.05%       8.68%    725.8
    <=60           0.00%      0.02%       0.20%      0.67%      4.77%      5.23%     19.85%      30.75%    751.4
    -------------------------------------------------------------------------------------------------------------
        Total      0.00%      0.99%       3.84%      4.59%     13.80%     17.50%     47.97%      88.70%    740.1
    -------------------------------------------------------------------------------------------------------------


         Stated Doc Loans Only

                 FICO
    ---------------------------------------------------------------------------------------------------------------
    LTV          <620    >=620 <640 >=640 <660  >=660 <680 >=680 <720 >=720 <740    >740       Total     WA FICO
    -------------------------------------------------------------------------------------------------------------
    91 - 95        0.00%      0.00%       0.00%      0.00%      0.00%      0.00%      0.00%       0.00%
    81 - 90        0.00%      0.00%       0.00%      0.00%      0.00%      0.00%      0.00%       0.00%
    76 - 80        0.00%      0.00%       0.00%      0.00%      0.00%      0.00%      0.63%       0.63%    773.5
    71 - 75        0.00%      0.00%       0.00%      0.00%      0.00%      0.00%      1.01%       1.01%    756.9
    66 - 70        0.00%      0.00%       0.00%      0.00%      0.51%      0.24%      0.38%       1.13%    724.0
    61 - 65        0.00%      0.00%       0.00%      0.22%      0.20%      0.25%      1.21%       1.88%    753.4
    <=60           0.00%      0.00%       0.00%      0.00%      1.45%      1.26%      3.31%       6.02%    750.6
    -------------------------------------------------------------------------------------------------------------
        Total      0.00%      0.00%       0.00%      0.22%      2.16%      1.75%      6.53%      10.66%    750.2
    -------------------------------------------------------------------------------------------------------------

    * Exceptions are Fico/LTV exceptions only. * All data is preliminary and is subject to final pooling.

    This information was prepared for informational purposes only. It is not an offer to buy or sell any MBS/ABS instrument. In the event of such offering, this information is deemed superseded & amended entirely by a Prospectus or Prospectus Supplement. It is not an official confirmation of terms and is based on information generally available to the public from sources believed to be reliable. No representation is made of accuracy or completeness or that any returns indicated will be achieved. Any changes to assumptions may have a material impact on returns. Past performance is not indicative of future results. The related security may only be transferred in accordance with U.S. or other relevant securities laws and according to the terms of such security. -- Residential Funding Corporation and affiliates, Residential Funding Securities Corporation and RFSC International Limited.









    Preliminary RFMSI 2001-S16
                   Preliminary Collateral Profile
           All Detail is Approximate
                                                                                                 RFMSI Guide

        Cashout Refi Loans Only                                                                  Exceptions

                 FICO
    -------------------------------------------------------------------------------------------------------------
    ---------------------------------------------------------------------------------------------------------------
    LTV          <620    >=620 <640 >=640 <660  >=660 <680 >=680 <720 >=720 <740    >740       Total     WA FICO
    ---------------------------------------------------------------------------------------------------------------
    -------------------------------------------------------------------------------------------------------------
    91 - 95        0.00%      0.00%       0.00%      0.00%      0.00%      0.00%      0.00%       0.00%
    81 - 90        0.00%      0.00%       0.00%      0.00%      0.00%      0.00%      0.00%       0.00%
    76 - 80        0.00%      0.00%       0.00%      0.00%      0.00%      0.00%      0.65%       0.65%    748.0
    71 - 75        0.00%      0.20%       0.57%      0.44%      0.38%      1.62%      0.91%       4.12%    716.1
    66 - 70        0.00%      0.00%       0.00%      0.54%      0.42%      0.77%      1.43%       3.16%    738.6
    61 - 65        0.00%      0.00%       0.21%      0.24%      0.39%      0.21%      1.29%       2.33%    737.4
    <=60           0.00%      0.02%       0.20%      0.19%      0.56%      2.60%      5.46%       9.03%    750.5
    -------------------------------------------------------------------------------------------------------------
        Total      0.00%      0.22%       0.98%      1.41%      1.75%      5.19%      9.74%      19.30%    739.5
    -------------------------------------------------------------------------------------------------------------


              Cashout Refi Loans with Stated Documentation

                 FICO
    ---------------------------------------------------------------------------------------------------------------
    LTV          <620    >=620 <640 >=640 <660  >=660 <680 >=680 <720 >=720 <740    >740       Total     WA FICO
    ---------------------------------------------------------------------------------------------------------------
    91 - 95        0.00%      0.00%       0.00%      0.00%      0.00%      0.00%      0.00%       0.00%
    81 - 90        0.00%      0.00%       0.00%      0.00%      0.00%      0.00%      0.00%       0.00%
    76 - 80        0.00%      0.00%       0.00%      0.00%      0.00%      0.00%      0.00%       0.00%
    71 - 75        0.00%      0.00%       0.00%      0.00%      0.00%      0.00%      0.00%       0.00%
    66 - 70        0.00%      0.00%       0.00%      0.00%      0.00%      0.00%      0.11%       0.11%    788.0
    61 - 65        0.00%      0.00%       0.00%      0.00%      0.00%      0.00%      0.24%       0.24%    758.0
    <=60           0.00%      0.00%       0.00%      0.00%      0.00%      0.10%      0.50%       0.59%    769.3
    -------------------------------------------------------------------------------------------------------------
        Total      0.00%      0.00%       0.00%      0.00%      0.00%      0.10%      0.84%       0.94%    768.5
    -------------------------------------------------------------------------------------------------------------


          Loan Amount >$650k

                 FICO
    ---------------------------------------------------------------------------------------------------------------
    LTV          <620    >=620 <640 >=640 <660  >=660 <680 >=680 <720 >=720 <740    >740       Total     WA FICO
    ---------------------------------------------------------------------------------------------------------------
    91 - 95        0.00%      0.00%       0.00%      0.00%      0.00%      0.00%      0.00%       0.00%
    81 - 90        0.00%      0.00%       0.00%      0.00%      0.00%      0.00%      0.00%       0.00%
    76 - 80        0.00%      0.00%       0.00%      0.00%      0.00%      0.00%      0.00%       0.00%
    71 - 75        0.00%      0.00%       0.00%      0.00%      0.00%      0.62%      0.46%       1.08%    752.4
    66 - 70        0.00%      0.00%       0.00%      0.00%      0.00%      0.00%      0.00%       0.00%
    61 - 65        0.00%      0.58%       0.00%      0.00%      0.52%      0.00%      0.48%       1.58%    699.6
    <=60           0.00%      0.00%       0.00%      0.00%      0.00%      1.54%      2.66%       4.20%    756.4
    -------------------------------------------------------------------------------------------------------------
        Total      0.00%      0.58%       0.00%      0.00%      0.52%      2.17%      3.60%       6.86%    742.7
    -------------------------------------------------------------------------------------------------------------

    * Exceptions are Fico/LTV exceptions only. * All data is preliminary and is subject to final pooling.

    This information was prepared for informational purposes only. It is not an offer to buy or sell any MBS/ABS instrument. In the event of such offering, this information is deemed superseded & amended entirely by a Prospectus or Prospectus Supplement. It is not an official confirmation of terms and is based on information generally available to the public from sources believed to be reliable. No representation is made of accuracy or completeness or that any returns indicated will be achieved. Any changes to assumptions may have a material impact on returns. Past performance is not indicative of future results. The related security may only be transferred in accordance with U.S. or other relevant securities laws and according to the terms of such security. -- Residential Funding Corporation and affiliates, Residential Funding Securities Corporation and RFSC International Limited.


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